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                                                                      EXHIBIT 23


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS

As independent public accounts, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Form 10K.


                                                         /s/ Arthur Andersen LLP
                                                         ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 19, 1997